SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 10, 2009

Ivany Mining, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-27645	88-0258277
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8720 Dufrost, St Leonard, Quebec, Canada	H1P 2Z5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  514-325-4567

________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02     Unregistered Sales of Equity Securities

On July 10, 2009, we closed a private offering of Units sold at a price of $0.05 per Unit.  Each Unit consists of one share of common stock, par value $0.001, and one warrant to purchase one share of common stock at a price of $0.10, exercisable for three (3) years.  A total of 11,180,000 Units were sold to a total of ten (10) purchasers, resulting in total proceeds to the Company of $559,000 for the Units sold.  The Units were offered exclusively to accredited investors and the offering and sale of the Units was exempt from registration under Rule 506 of Regulation D.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ivany Mining Inc.

/s/ Derek Ivany
Derek Ivany
Chief Executive Officer

Date: July 10, 2009